Exhibit 21.1

Marsh & McLennan Companies, Inc.List of Subsidiaries
as of February 19, 2016

	Company Name	Country
1	A Wills & Co Limited	United Kingdom
2	A. Constantinidi & CIA. S.C.	Uruguay
3	A.C.N. 000 951 146 Pty Limited	Australia
4	A.C.N. 001 572 961 Pty Limited	Australia
5	A.C.N. 076 935 683 Pty Limited	Australia
6	A.C.N. 102 322 574 Pty Limited	Australia
7	Access Equity Enhanced Fund GP, LLC	United States
8	Admiral Holdings Limited	United Kingdom
9	AFCO Premium Acceptance, Inc.	United States
10	AFCO Premium Credit LLC	United States
11	Aldgate Investments Limited	Bermuda
12	Alexander Forbes Group Holdings Limited	South Africa
13	Argyll Insurance Services Limited	United Kingdom
14	Assivalo Prestao de Servios Auxiliares do Setor de Seguros Ltda.	Brazil
15	Assur Conseils Marsh S.A.	Senegal
16	Assurance Capital Corporation	United States
17	Assurance Services Corporation	United States
18	Australian World Underwriters Pty Ltd.	Australia
19	Barney & Barney Orange County, LLC	United States
20	Bartlett Davies Bicks Limited	United Kingdom
21	Beaumont Investments Limited	United Kingdom
22	Beaumonts (Leeds) Limited	United Kingdom
23	Beaumonts Bradford Limited	United Kingdom
24	Beaumonts Guiseley Limited	United Kingdom
25	Beaumonts Insurance Brokers Limited	United Kingdom
26	Beaumonts Insurance Group Limited	United Kingdom
27	Blue Marble Micro Limited	United Kingdom
28	Blue Marble Microinsurance, Inc.	United States
29	Bowring (Bermuda) Investments Ltd.	Bermuda
30	Bowring Marine Limited	United Kingdom
31	Bowring Marsh (Bermuda) Ltd.	Bermuda
32	Bowring Marsh (Dublin) Limited	Ireland
33	Bowring Marsh (Hong Kong) Limited	Hong Kong

34	Bowring Marsh Asia Pte. Ltd.	Singapore
35	Bowring Marsh Corretora de Resseguros Ltda.	Brazil
36	Bowring Marsh Limited	United Kingdom
37	Broker 2 Broker Limited	United Kingdom
38	BuildPay LLC	United States
39	C.T. Bowring Limited	United Kingdom
40	Carpenter Turner SA	Greece
41	Castle Cairn (Financial Services) Limited	United Kingdom
42	Castle Cairn (Insurance Brokers) Limited	United Kingdom
43	Castle Cairn Limited	United Kingdom
44	Central Insurance Services (Holdings) Limited	United Kingdom
45	Central Insurance Services Limited	United Kingdom
46	CH&B (Holdings) Limited	United Kingdom
47	Chronos Insurance Brokers Pty Limited	Australia
48	Claims and Recovery Management (Australia) Pty Limited	Australia
49	Clarke Roxburgh Insurance Brokers Limited	United Kingdom
50	Collins Halden & Burnett Limited	United Kingdom
51	Companias DeLima S.A.	Colombia
52	Consultores 2020 C.A.	Venezuela
53	CPSG Partners, LLC	United States
54	Cronin & Co. Corporate Insurance Brokers Limited	United Kingdom
55	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
56	Dovetail Insurance Corp.	United States
57	Dovetail Managing General Agency Corporation	United States
58	Dovetail Technology Service India Private Limited	India
59	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
60	EagleEye Analytics, Inc.	United States
61	EnBW Versicherungs Vermittlung GmbH	Germany
62	Encompass Insurance Agency Pty Ltd.	Australia
63	Encon Group Inc./Groupe Encon Inc.	Canada
64	English Pension Trustees Limited	United Kingdom
65	Epsilon (US) Insurance Company	United States
66	Epsilon Insurance Company, Ltd.	Cayman Islands
67	Exmoor Management Company Limited	Bermuda
68	Faulkner & Flynn, LLC	United States
69	Femi Johnson & Company Limited	Nigeria
70	Gama Consultores Associados Ltda.	Brazil
71	Gem Insurance Company Limited	Bermuda
72	Gerenciadora de Riesgos S.A.	Argentina

73	Global Premium Finance Company	United States
74	Guian S.A.	France
75	Guy Carpenter & Cia (Mexico) S.A. de C.V.	Mexico
76	Guy Carpenter & Cia., S.A.	Spain
77	Guy Carpenter & Co. Labuan Ltd.	Malaysia
78	Guy Carpenter & Company (Pty) Limited	South Africa
79	Guy Carpenter & Company AB	Sweden
80	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
81	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
82	Guy Carpenter & Company GmbH	Germany
83	Guy Carpenter & Company Limited	New Zealand
84	Guy Carpenter & Company Limited	United Kingdom
85	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
86	Guy Carpenter & Company Private Limited	Singapore
87	Guy Carpenter & Company Pty. Limited	Australia
88	Guy Carpenter & Company S.A. (Uruguay)	Uruguay
89	Guy Carpenter & Company S.r.l.	Italy
90	Guy Carpenter & Company Venezuela, C.A. (in liquidation)	Venezuela
91	Guy Carpenter & Company, Limited	Hong Kong
92	Guy Carpenter & Company, LLC	United States
93	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
94	Guy Carpenter & Company, S.A.	Argentina
95	Guy Carpenter & Company, S.A.	Belgium
96	Guy Carpenter & Company, S.A.S.	France
97	Guy Carpenter (Middle East) Limited	United Arab Emirates
98	Guy Carpenter Bermuda Ltd.	Bermuda
99	Guy Carpenter Broking, Inc.	United States
100	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
101	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
102	Guy Carpenter Japan, Inc.	Japan
103	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
104	Guy Carpenter Reasurans Brokerligi Anonim Sirketi	Turkey
105	HAE Insurance Services Limited	United Kingdom
106	Hamilton Bond (North) Limited	United Kingdom
107	Hamilton Bond Group Limited	United Kingdom
108	Hamilton Bond Limited	United Kingdom
109	Hamilton Bond Midlands Limited	United Kingdom
110	Hansen International Limited	United States
111	HAPIP GP 2009, LLC	United States

112	HAPIP GP, LLC	United States
113	Health Insurance Brokers Limited	United Kingdom
114	Howell Shone Insurance Brokers Limited	United Kingdom
115	HSBC Insurance Brokers International (Abu Dhabi) LLC	United Arab Emirates
116	IAS Barbados, Ltd.	Barbados
117	Industrial Risks Protection Consultants	Nigeria
118	Ingeseg S.A.	Argentina
119	Insbrokers Ltda.	Uruguay
120	INSIA a.s.	Czech Republic
121	INSIA Europe SE	Czech Republic
122	INSIA SK s.r.o.	Slovakia
123	InSolutions Limited	United Kingdom
124	Insurance Brokers of Nigeria Limited	Nigeria
125	Interlink Securities Corp.	United States
126	Invercol Limited	Bermuda
127	Irish Pensions Trust Limited	Ireland
128	J&H Marsh & McLennan Limited	Hong Kong
129	J.W. Terrill Benefit Administrators, Inc.	United States
130	Japan Affinity Marketing, Inc.	Japan
131	Jelf Commercial Finance Limited	United Kingdom
132	Jelf Financial Planning Limited	United Kingdom
133	Jelf Group Plc	United Kingdom
134	Jelf Insurance Brokers Limited	United Kingdom
135	Jelf Risk Management Limited	United Kingdom
136	Jelf Wellbeing Limited	United Kingdom
137	John Lampier & Son Ltd	United Kingdom
138	Johnson & Higgins (Bermuda) Limited	Bermuda
139	Johnson & Higgins Limited	United Kingdom
140	Kepler Associates Limited	United Kingdom
141	Kessler & Co Inc.	Liechtenstein
142	Kessler & Co Inc.	Switzerland
143	Kessler Consulting Inc.	Switzerland
144	Kessler Prevoyance Inc.	Switzerland
145	Kocisko Insurance Brokers Inc.	Canada
146	Laterlife.com Limited	United Kingdom
147	Law and Business Economics Limited	United Kingdom
148	Libra Insurance Services Limited	United Kingdom
149	Lynch Insurance Brokers Limited	Barbados
150	M&M Vehicle, L.P.	United States

151	Mangrove Insurance Solutions PCC Limited	Isle of Man
152	Mangrove Insurance Solutions, PCC	United States
153	Manson Insurance Brokers Limited	United Kingdom
154	Manson Warner Healthcare Limited	United Kingdom
155	Marsh - Insurance Brokers ZAO	Russian Federation
156	Marsh & McLennan (PNG) Limited	Papua New Guinea
157	Marsh & McLennan Agencies AS	Norway
158	Marsh & McLennan Agencies Limited	Hong Kong
159	Marsh & McLennan Agency A/S	Denmark
160	Marsh & McLennan Agency Limited	New Zealand
161	Marsh & McLennan Agency LLC	United States
162	Marsh & McLennan Agency Pty Ltd.	Australia
163	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina
164	Marsh & McLennan Companies Acquisition Funding Limited	United Kingdom
165	Marsh & McLennan Companies Acquisition Limited	United Kingdom
166	Marsh & McLennan Companies BVBA/SPRL	Belgium
167	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
168	Marsh & McLennan Companies France S.A.S.	France
169	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg
170	Marsh & McLennan Companies Regional Holdings Sarl	Luxembourg
171	Marsh & McLennan Companies Services BV	Netherlands
172	Marsh & McLennan Companies UK Limited	United Kingdom
173	Marsh & McLennan Companies, Inc.	United States
174	Marsh & McLennan Deutschland GmbH	Germany
175	Marsh & McLennan Europe S.a.r.l.	Luxembourg
176	Marsh & McLennan Global Broking (Bermuda) Limited	Bermuda
177	Marsh & McLennan GP I, Inc.	United States
178	Marsh & McLennan Holdings (Canada) ULC	Canada
179	Marsh & McLennan Holdings, Inc.	United States
180	Marsh & McLennan Innovation Centre	Ireland
181	Marsh & McLennan Innovation Centre Holdings II	Bermuda
182	Marsh & McLennan Innovation Centre Holdings S.a.r.l	Luxembourg
183	Marsh & McLennan Insurance Services Limited	Hong Kong
184	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
185	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
186	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
187	Marsh & McLennan Shared Services Canada Limited/Services partags Marsh & McLennan Canada limitee	Canada
188	Marsh & McLennan Shared Services Corporation	United States

189	Marsh & McLennan, Incorporated (for dissolution)	United States
190	Marsh (Bahrain) Company SPC	Bahrain
191	Marsh (China) Insurance Brokers Co., Ltd.	China
192	Marsh (Hong Kong) Limited	Hong Kong
193	Marsh (Insurance Brokers) LLP	Kazakhstan
194	Marsh (Insurance Services) Limited	United Kingdom
195	Marsh (Isle of Man) Limited	Isle of Man
196	Marsh (Malawi) Limited	Malawi
197	Marsh (Middle East) Limited	United Kingdom
198	Marsh (Namibia) (Pty) Limited	Namibia
199	Marsh (Pty) Limited	South Africa
200	Marsh (Risk Consulting) LLP	Kazakhstan
201	Marsh (Singapore) Pte. Ltd.	Singapore
202	Marsh A/S	Denmark
203	Marsh AB	Sweden
204	Marsh Advantage Insurance Holdings Pty Ltd	Australia
205	Marsh Advantage Insurance Pty Ltd.	Australia
206	Marsh Africa (Pty) Limited	South Africa
207	Marsh AG	Switzerland
208	Marsh Argentina S.R.L.	Argentina
209	Marsh AS	Norway
210	Marsh Associates (Pty) Ltd	South Africa
211	Marsh Austria G.m.b.H.	Austria
212	Marsh Aviation Insurance Broking Pty Ltd (for dissolution)	Australia
213	Marsh B.V.	Netherlands
214	Marsh Botswana (Proprietary) Limited	Botswana
215	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
216	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
217	Marsh Broker Japan, Inc.	Japan
218	Marsh Brokers (Hong Kong) Limited	Hong Kong
219	Marsh Brokers Limited	United Kingdom
220	Marsh Canada Limited/Marsh Canada Limitee	Canada
221	Marsh ClearSight LLC	United States
222	Marsh Compensation Technologies Administration (Pty) Limited	South Africa
223	Marsh Corporate Services (Barbados) Limited	Barbados
224	Marsh Corporate Services Isle of Man Ltd	Isle of Man
225	Marsh Corporate Services Limited	United Kingdom
226	Marsh Corporate Services Malta Limited	Malta
227	Marsh Corretora de Seguros Ltda.	Brazil

228	Marsh d.o.o. Beograd	Serbia
229	Marsh d.o.o. za posredovanje u osiguranju	Croatia
230	Marsh Egypt LLC	Egypt
231	Marsh Emirates Insurance Brokerage and Consultancy LLC	United Arab Emirates
232	Marsh Employee Benefits Limited	Ireland
233	Marsh Employee Benefits Zimbabwe (Private) Ltd	Zimbabwe
234	Marsh EOOD	Bulgaria
235	Marsh Eurofinance B.V.	Netherlands
236	Marsh Europe S.A.	Belgium
237	Marsh Financial Advisory Services Limited	China
238	Marsh For Insurance Services [Egypt]	Egypt
239	Marsh For Insurance Services [Jordan]	Jordan
240	Marsh Franco Acra, S.A.	Dominican Republic
241	Marsh Global Markets Colombia Ltda Corredor de Reaseguro	Colombia
242	Marsh GmbH	Germany
243	Marsh GSC Administracao e Corretagem de Seguros Ltda.	Brazil
244	Marsh Holding AB	Sweden
245	Marsh Holdings (Pty) Limited	South Africa
246	Marsh Holdings B.V.	Netherlands
247	Marsh IAS Management Services (Bermuda) Ltd.	Bermuda
248	Marsh i-Connect (Pty) Limited	South Africa
249	Marsh India Insurance Brokers Private Limited	India
250	Marsh Insurance & Investments LLC	United States
251	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
252	Marsh Insurance Brokers	United Kingdom
253	Marsh Insurance Brokers (Macao) Limited	Macao
254	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
255	Marsh Insurance Brokers (Private) Limited	Zimbabwe
256	Marsh Insurance Brokers Limited	Cyprus
257	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
258	Marsh Insurance Management Services Namibia (Pty) Limited	Namibia
259	Marsh Intermediaries, Inc. (for dissolution)	United States
260	Marsh International Broking Holdings Limited	United Kingdom
261	Marsh International Holdings II, Inc.	United States
262	Marsh International Holdings, Inc.	United States
263	Marsh Investment B.V.	Netherlands
264	Marsh Investment Services Limited	United Kingdom
265	Marsh Ireland Holdings Limited	Ireland
266	Marsh Israel (1999) Ltd.	Israel

267	Marsh Israel (Holdings) Ltd.	Israel
268	Marsh Israel Consultants Ltd.	Israel
269	Marsh Israel Insurance Agency Ltd.	Israel
270	Marsh Israel International Brokers Ltd. (in liquidation)	Israel
271	Marsh Japan, Inc.	Japan
272	Marsh JCS Inc.	United States
273	Marsh Kft.	Hungary
274	Marsh Kindlustusmaakler AS	Estonia
275	Marsh Korea, Inc.	Korea, Republic of
276	Marsh Life & Pension Oy	Finland
277	Marsh Limited	United Kingdom
278	Marsh Limited [PNG]	Papua New Guinea
279	Marsh Limited [Fiji]	Fiji
280	Marsh Limited [New Zealand]	New Zealand
281	Marsh LLC	United States
282	Marsh LLC [Ukraine]	Ukraine
283	Marsh LLC Insurance Brokers	Greece
284	Marsh Ltd. [Wisconsin]	United States
285	Marsh Management Services (Bahamas) Ltd.	Bahamas
286	Marsh Management Services (Barbados) Limited	Barbados
287	Marsh Management Services (Cayman) Ltd.	Cayman Islands
288	Marsh Management Services (Dubai) Limited	United Arab Emirates
289	Marsh Management Services (Dublin) Limited	Ireland
290	Marsh Management Services (Labuan) Limited	Malaysia
291	Marsh Management Services (USVI) Ltd.	United States
292	Marsh Management Services Guernsey Limited	Guernsey
293	Marsh Management Services Inc.	United States
294	Marsh Management Services Isle of Man Limited	Isle of Man
295	Marsh Management Services Jersey Limited	Jersey
296	Marsh Management Services Luxembourg S.a.r.l.	Luxembourg
297	Marsh Management Services Malta Limited	Malta
298	Marsh Management Services Singapore Pte. Ltd.	Singapore
299	Marsh Management Services Sweden AB	Sweden
300	Marsh Marine & Energy AB	Sweden
301	Marsh Marine Nederland B.V.	Netherlands
302	Marsh Medical Consulting GmbH	Germany
303	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
304	Marsh Micronesia, Inc.	Guam
305	Marsh Nest Inc.	United States

306	Marsh Oman LLC	Oman
307	Marsh Oy	Finland
308	Marsh PB Co., Ltd.	Thailand
309	Marsh Philippines, Inc.	Philippines
310	Marsh Privat, A.I.E.	Spain
311	Marsh Private Client Life Insurance Services	United States
312	Marsh Pty. Ltd.	Australia
313	Marsh Qatar LLC	Qatar
314	Marsh RE S.A.C. Corredores de Reaseguros	Peru
315	Marsh Rehder Consultoria S.A. (MRC)	Peru
316	Marsh Rehder S.A. Corredores de Seguros	Peru
317	Marsh Resolutions Pty Limited	Australia
318	Marsh Risk Consulting B.V.	Netherlands
319	Marsh Risk Consulting Limitada	Chile
320	Marsh Risk Consulting Ltda.	Colombia
321	Marsh Risk Consulting Services S.r.L.	Italy
322	Marsh Risk Consulting, S.A.	Panama
323	Marsh Risk Consulting, S.L.	Spain
324	Marsh S.A. Corredores De Seguros	Chile
325	Marsh S.A.S.	France
326	Marsh S.p.A.	Italy
327	Marsh s.r.o.	Czech Republic
328	Marsh s.r.o. [Slovakia]	Slovakia
329	Marsh SA	Luxembourg
330	Marsh SA [Argentina]	Argentina
331	Marsh SA [Belgium]	Belgium
332	Marsh SA [Uruguay]	Uruguay
333	Marsh Saldana Inc.	Puerto Rico
334	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
335	Marsh Secretarial Services Limited	United Kingdom
336	Marsh Services Limited	United Kingdom
337	Marsh Services Spolka z.o.o.	Poland
338	Marsh SIA	Latvia
339	Marsh Sigorta ve Reasurans Brokerligi Anonim Sirketi	Turkey
340	Marsh Spolka z.o.o.	Poland
341	Marsh Szolgaltato Kft.	Hungary
342	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
343	Marsh Treasury Services (Dublin) Limited	Ireland
344	Marsh Treasury Services Limited	United Kingdom

345	Marsh Tunisia S.a.r.l.	Tunisia
346	Marsh Uganda Limited	Uganda
347	Marsh UK Limited	United Kingdom
348	Marsh USA (India) Inc.	United States
349	Marsh USA Borrower LLC	United States
350	Marsh USA Inc.	United States
351	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
352	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
353	Marsh Zambia Limited	Zambia
354	Marsh, Lda.	Portugal
355	Marsh, S.A. Mediadores de Seguros	Spain
356	Matthiessen Assurans AB	Sweden
357	Mercer (Argentina) S.A.	Argentina
358	Mercer (Australia) Pty Ltd	Australia
359	Mercer (Austria) GmbH	Austria
360	Mercer (Belgium) SA-NV	Belgium
361	Mercer (Canada) Limited/Mercer (Canada) Limitee	Canada
362	Mercer (Colombia) Ltda.	Colombia
363	Mercer (Danmark) A/S	Denmark
364	Mercer (Finland) OY	Finland
365	Mercer (France) SAS	France
366	Mercer (Hong Kong) Limited	Hong Kong
367	Mercer (Ireland) Limited	Ireland
368	Mercer (Malaysia) Sdn. Bhd.	Malaysia
369	Mercer (N.Z.) Limited	New Zealand
370	Mercer (Nederland) B.V.	Netherlands
371	Mercer (Norge) AS	Norway
372	Mercer (Polska) Sp.z o.o.	Poland
373	Mercer (Portugal) Lda	Portugal
374	Mercer (Singapore) Pte. Ltd.	Singapore
375	Mercer (Sweden) AB	Sweden
376	Mercer (Switzerland) SA	Switzerland
377	Mercer (Taiwan) Ltd.	Taiwan
378	Mercer (Thailand) Ltd.	Thailand
379	Mercer (US) Inc.	United States
380	Mercer Africa Limited	United Kingdom
381	Mercer Asesores de Seguros S.A.	Argentina
382	Mercer Broking Ltd.	Taiwan
383	Mercer Consultation (Quebec) Ltee.	Canada

384	Mercer Consulting (Australia) Pty Ltd	Australia
385	Mercer Consulting (Chile) Ltda.	Chile
386	Mercer Consulting (China) Limited	China
387	Mercer Consulting (France) SAS	France
388	Mercer Consulting (India) Private Limited	India
389	Mercer Consulting (South Africa) Pty Limited	South Africa
390	Mercer Consulting B.V.	Netherlands
391	Mercer Consulting Group, Inc.	United States
392	Mercer Consulting Holdings Sdn. Bhd.	Malaysia
393	Mercer Consulting Limited	United Kingdom
394	Mercer Consulting Middle East Limited	United Arab Emirates
395	Mercer Consulting Venezuela, C.A.	Venezuela
396	Mercer Consulting, S.L.U.	Spain
397	Mercer Corredores de Seguros Ltda.	Chile
398	Mercer Corretora de Seguros Ltda	Brazil
399	Mercer Danismanlik Anonim Sirketi	Turkey
400	Mercer Deutschland GmbH	Germany
401	Mercer Employee Benefits - Medicacao de Seguros Unipessoal Lda.	Portugal
402	Mercer Employee Benefits Limited	United Kingdom
403	Mercer Employee Benefits OY	Finland
404	Mercer Financial Advice (Australia) Pty Ltd	Australia
405	Mercer Financial Services Limited	Ireland
406	Mercer Financial Services Middle East Limited	United Arab Emirates
407	Mercer Global Investments Canada Limited	Canada
408	Mercer Global Investments Europe Limited	Ireland
409	Mercer Global Investments Management Limited	Ireland
410	Mercer Health & Benefits (Singapore) Pte. Ltd.	Singapore
411	Mercer Health & Benefits Administration LLC	United States
412	Mercer Health & Benefits LLC	United States
413	Mercer Holdings, Inc.	United States
414	Mercer Holdings, Inc. [Philippines]	Philippines
415	Mercer HR Consulting Borrower LLC	United States
416	Mercer HR Services, LLC	United States
417	Mercer Human Resource Consulting Ltda	Brazil
418	Mercer Human Resource Consulting S.A. de C.V.	Mexico
419	Mercer Investment Consulting Limited	Ireland
420	Mercer Investment Consulting LLC	United States
421	Mercer Investment Management, Inc.	United States
422	Mercer Investment Solutions (Singapore) Pte. Ltd.	Singapore

423	Mercer Investment Solutions Ltd.	Japan
424	Mercer Investments (Australia) Limited	Australia
425	Mercer Investments (Hong Kong) Limited	Hong Kong
426	Mercer Investments (Korea) Co., Ltd.	Korea, Republic of
427	Mercer Investments (New Zealand) Limited	New Zealand
428	Mercer Ireland Holdings Limited	Ireland
429	Mercer Italia Srl Socio Unico	Italy
430	Mercer Japan Ltd.	Japan
431	Mercer Korea Co. Ltd.	Korea, Republic of
432	Mercer Limited	United Kingdom
433	Mercer LLC	United States
434	Mercer Master Trustees Limited	Ireland
435	Mercer Mauritius Ltd.	Mauritius
436	Mercer MC Consulting Borrower LLC	United States
437	Mercer Oliver Wyman Holding B.V.	Netherlands
438	Mercer Outsourcing (Australia) Pty Ltd	Australia
439	Mercer Outsourcing, S.L.U.	Spain
440	Mercer Pensionsraadgivning A/S	Denmark
441	Mercer Philippines, Inc.	Philippines
442	Mercer Private Investment Partners IV General Partner S.a.r.l.	Luxembourg
443	Mercer Private Markets Advisers (US) AG	Switzerland
444	Mercer Private Markets AG	Switzerland
445	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
446	Mercer Superannuation (Australia) Limited	Australia
447	Mercer System Services LLC	United States
448	Mercer Treuhand GmbH	Germany
449	Mercer Trust Company	United States
450	Mercer Trustees Limited	Ireland
451	Mercer Trustees Limited	United Kingdom
452	Mercer WorkforcePro LLC	United States
453	Mercer, Agente de Seguros, S.A. de C.V.	Mexico
454	Mercury Insurance Services Pty Ltd	Australia
455	MM Risk Services Pty Ltd (for dissolution)	Australia
456	MMA Mid-Atlantic Employee LLC	United States
457	MMA Securities LLC	United States
458	MMC (Singapore) Holdings Pte. Ltd.	Singapore
459	MMC 28 State Street Holdings Inc. (for dissolution)	United States
460	MMC Borrower LLC	United States
461	MMC Capital, Inc.	United States

462	MMC France Holdings (Luxembourg) S.a.r.l.	Luxembourg
463	MMC GP III, Inc.	United States
464	MMC Holdings (Australia) Pty Ltd	Australia
465	MMC Holdings (New Zealand) ULC	New Zealand
466	MMC Holdings (UK) Limited	United Kingdom
467	MMC International Holdings LLC	United States
468	MMC International Limited	United Kingdom
469	MMC International Treasury Centre Limited	United Kingdom
470	MMC Realty, Inc.	United States
471	MMC Securities (Europe) Limited	United Kingdom
472	MMC Securities LLC	United States
473	MMC Treasury Holdings (UK) Limited	United Kingdom
474	MMC UK Group Limited	United Kingdom
475	MMC UK Pension Fund Trustee Limited	United Kingdom
476	MMOW Limited	United Kingdom
477	MMRC LLC	United States
478	MOW Holding LLC	United States
479	MPIP III GP LLC	United States
480	MPIP IV GP LLC	United States
481	Muir Beddal (Zimbabwe) Limited	Zimbabwe
482	National Economic Research Associates, Inc.	United States
483	National Economic Research Associates, Inc.	United States
484	NERA Australia Pty. Ltd.	Australia
485	NERA do Brasil Ltda. (for dissolution)	Brazil
486	NERA Economic Consulting GmbH	Germany
487	NERA Economic Consulting Limited	New Zealand
488	NERA S.R.L.	Italy
489	NERA SAS	France
490	NERA UK Limited	United Kingdom
491	NetComp Insurance Corp.	United States
492	Neuburger Noble Lowndes GmbH	Germany
493	Normandy Reinsurance Company Limited	Bermuda
494	Obamadrama Limited	United Kingdom
495	Oliver Wyman (Bermuda) Limited	Bermuda
496	Oliver Wyman (Hong Kong) Limited	Hong Kong
497	Oliver Wyman AB	Sweden
498	Oliver Wyman Actuarial Consulting, Inc.	United States
499	Oliver Wyman AG	Switzerland
500	Oliver Wyman B.V.	Netherlands

501	Oliver Wyman Consulting (Shanghai) Ltd	China
502	Oliver Wyman Consulting Limited (in liquidation)	United Kingdom
503	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
504	Oliver Wyman Energy Consulting Limited	United Kingdom
505	Oliver Wyman Energy Group Limited	United Kingdom
506	Oliver Wyman Energy Holdings Limited	United Kingdom
507	Oliver Wyman Energy US Limited	United Kingdom
508	Oliver Wyman FZ-LLC	United Arab Emirates
509	Oliver Wyman GmbH	Germany
510	Oliver Wyman Group KK	Japan
511	Oliver Wyman Limited	United Kingdom
512	Oliver Wyman LLC	Russian Federation
513	Oliver Wyman Ltd.	Korea, Republic of
514	Oliver Wyman Pte. Ltd.	Singapore
515	Oliver Wyman Pty. Ltd.	Australia
516	Oliver Wyman S.L.	Spain
517	Oliver Wyman S.r.l.	Italy
518	Oliver Wyman SAS	France
519	Oliver Wyman Sdn. Bhd.	Malaysia
520	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
521	Oliver Wyman SNC	France
522	Oliver Wyman sp. z o.o.	Poland
523	Oliver Wyman, Inc.	United States
524	Oliver Wyman, S. de R.L. de C.V.	Mexico
525	Oliver, Wyman Corporate Risk Consulting Limited/Oliver, Wyman Consultation en risques des entreprises limitee (for dissolution)	Canada
526	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
527	Omega Indemnity (Bermuda) Limited	Bermuda
528	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
529	Organization Resources Counselors Limited	United Kingdom
530	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
531	Peart Holdings Limited	United Kingdom
532	Peart Insurance Brokers Limited	United Kingdom
533	Pension Trustees Limited	United Kingdom
534	Pensionsservice Benefit Network Sverige AB	Sweden
535	Perils AG	Switzerland
536	PFT Limited	United Kingdom
537	PI Indemnity Company, Limited	Ireland
538	Potomac Insurance Managers, Inc.	United States

539	Professional Claims Handling Limited	United Kingdom
540	PT Marsh Indonesia	Indonesia
541	PT Marsh Reinsurance Brokers Indonesia	Indonesia
542	PT Mercer Indonesia	Indonesia
543	PT Oliver Wyman Indonesia	Indonesia
544	PT Quantum Computing Services	Indonesia
545	PT Quantum Investments	Indonesia
546	PT Quantum Support Services	Indonesia
547	Pymetrics, Inc.	United States
548	R R B Beratungsgesellschaft fuer Altersversorgung mbh	Germany
549	R. Mees & Zoonen Assuradeuren B.V.	Netherlands
550	R. Mees & Zoonen Holdings B.V.	Netherlands
551	Resource Benefit Associates	Nigeria
552	Rivers Group Limited	United Kingdom
553	Riverside Insurance Brokers Limited	United Kingdom
554	Rockefeller Risk Advisors, Inc. (for dissolution)	United States
555	Rutherfoord International, Inc.	United States
556	SABB Insurance Services Limited	Saudi Arabia
557	SAFCAR-Marsh	Mali
558	SCIB (Bermuda) Limited	Bermuda
559	SCM Global Real Estate Select GP LLC	Delaware
560	SCM Infrastructure General Partner S.a r.l.	Luxembourg
561	SCM International Private Equity Select III GP LLC	Delaware
562	SCM LT General Partner S.a.r.l.	Luxembourg
563	SCM PE General Partner S.a.r.l.	Luxembourg
564	SCM PE II GP Ltd.	United Kingdom
565	SCM PE II Scotland GP Ltd.	Scotland
566	SCM Strategic Capital Management (Luxembourg) S.a.r.l.	Luxembourg
567	SCM Strategic Capital Management Asia Ltd	Hong Kong
568	Seabury & Smith Borrower LLC	United States
569	Seabury & Smith, Inc.	United States
570	Second Opinion Insurance Services (for dissolution)	United States
571	Sedgwick (Bermuda) Limited	Bermuda
572	Sedgwick (Holdings) Pty. Limited	Australia
573	Sedgwick Consulting Group Limited	United Kingdom
574	Sedgwick Dineen Group Limited	Ireland
575	Sedgwick Financial Services Limited	United Kingdom
576	Sedgwick Forbes Middle East Limited	Jersey
577	Sedgwick Group (Australia) Pty. Limited	Australia

578	Sedgwick Group (Bermuda) Limited	Bermuda
579	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
580	Sedgwick Group Limited	United Kingdom
581	Sedgwick Holdings (Private) Limited	Zimbabwe
582	Sedgwick Internationaal B.V.	Netherlands
583	Sedgwick Limited	United Kingdom
584	Sedgwick Management Services (Barbados) Limited	Barbados
585	Sedgwick Management Services (Singapore) Pte Limited	Singapore
586	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
587	Sedgwick Noble Lowndes Group Limited	United Kingdom
588	Sedgwick Noble Lowndes Limited	Hong Kong
589	Sedgwick Noble Lowndes Limited	United Kingdom
590	Sedgwick Overseas Investments Limited	United Kingdom
591	Sedgwick Private Limited	Singapore
592	Sedgwick Re Asia Pacific (Consultants) Pte Ltd (for dissolution)	Singapore
593	Sedgwick Trustees Limited	United Kingdom
594	Sedgwick UK Risk Services Limited	United Kingdom
595	Sedgwick Ulster Pension Trustees Limited	United Kingdom
596	Seguros Morrice y Urrutia S.A. (SEMUSA)	Panama
597	Settlement Trustees Limited	United Kingdom
598	Shanghai Mercer Insurance Brokers Company Ltd.	China
599	Shorewest Insurance Associates, LLC	United States
600	SICAR Marsh S.a.r.l.	Burkina Faso
601	Smart Insurance Service Co., Ltd.	Korea, Republic of
602	SME Insurance Services Limited	United Kingdom
603	SMEI Group Limited	United Kingdom
604	Smith Long Term Disability Management Group, Inc.	United States
605	Societe d'Assurances et de Participation Guian SA	France
606	Societe Normandie Conseil Assurances NCA, S.a.r.l	France
607	Software Underwriting Systems Limited	United Kingdom
608	Southern Marine & Aviation Underwriters, Inc.	United States
609	Southern Marine & Aviation, Inc.	United States
610	Strivio Limited	Cyprus
611	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
612	Talent Tech Labs, LLC	United States
613	Tequesta Agency, Inc.	United States
614	Tequesta Insurance Advisors, LLC	United States
615	The Carpenter Management Corporation	United States
616	The Insurance Partnership Commercial Finance Limited	United Kingdom

617	The Insurance Partnership Holdings Limited	United Kingdom
618	The Insurance Partnership Inspection Services Limited	United Kingdom
619	The Insurance Partnership Services Limited	United Kingdom
620	The Positive Ageing Company Limited	United Kingdom
621	The Purple Partnership Limited	United Kingdom
622	The Schinnerer Group, Inc.	United States
623	Think Big I Limited	United Kingdom
624	Tobelan S.A.	Uruguay
625	Torrent Government Contracting Services, LLC	Delaware
626	Torrent Insurance Services, LLC	Delaware
627	Torrent Technologies, Inc.	Delaware
628	Tower Hill Limited	United Kingdom
629	Tower Place Developments (West) Limited	United Kingdom
630	Tower Place Developments Limited	United Kingdom
631	U.T.E. AMG	Spain
632	U.T.E. Marsh - Aon Gil y Carvajal (in liquidation)	Spain
633	U.T.E. Marsh - Caja Castilla La Mancha Junta de Comunidades	Spain
634	U.T.E. Marsh - CCM SESCAM	Spain
635	U.T.E. Marsh - Disbrok Diputacion de Badajoz	Spain
636	U.T.E. Marsh - Disbrok Junta 2006	Spain
637	U.T.E. Marsh - Efir Gestion	Spain
638	U.T.E. Marsh - Salvado Reus	Spain
639	U.T.E. Marsh - Salvado Reus 2012	Spain
640	U.T.E. Marsh - Salvado Vila-Seca 2010	Spain
641	U.T.E. Marsh - Verssa	Spain
642	U.T.E. Marsh - Zihurko (in liquidation)	Spain
643	UAD BB Marsh Lietuva	Lithuania
644	Vezina & Associes Inc.	Canada
645	Vezina Assurances Inc.	Canada
646	Victor O. Schinnerer & Co. (Bermuda), Ltd.	Bermuda
647	Victor O. Schinnerer & Company Limited	United Kingdom
648	Victor O. Schinnerer & Company, Inc.	United States
649	Victoria Hall Company Limited	Bermuda
650	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitee	Canada
651	William M. Mercer AB	Sweden
652	William M. Mercer Comercio, Consultoria e Servicos Ltda.	Brazil